 Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Willow Creek Enterprises Inc. (the "Registrant") on Form 10-K for the fiscal year ended August 31, 2012, as filed with the Commission on the date hereof (the "Annual Report"), We, Ron Cormick, Chief Executive Officer, and Larry Eastland, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  May 20, 2019

/s/ Ron Cormick
Ron Cormick
Chief Executive Officer (Principal Executive Officer)

/s/ Larry Eastland
Larry Eastland
Chief Financial Officer (Principal Financial and Accounting Officer)